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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of SightSound.com Inc. on Form S-1 of our report dated March 31, 2000, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
April 20, 2000